UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2024

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 27, 2024, the 2024 annual meeting of the shareholders (the “Annual Meeting”) of Noble Roman’s, Inc. (the “Company”) was called to order. Under the Company’s by-laws, shareholders representing a majority of the votes entitled to be cast on a particular matter must be represented in person or by proxy to constitute a quorum for such matter. As of August 6, 2024, the record date for the Annual Meeting, there were 22,215,512 shares of the Company’s common stock issued and outstanding. Accordingly, shareholders representing 11,107,757 shares were required to be present in person or by proxy for a quorum to exist at the Annual Meeting. Based on information available to the Company, shares representing 12,592,551 votes, or 56.68% of outstanding shares were represented in person or by proxy at the Annual Meeting.

1)	Elected one Class III Director to serve until the annual meeting in 2026 and the replacement is elected and qualified.

Class III Director Nominee	Votes For	Votes Withheld
A.Scott Mobley	5,022,922	2,966,589

Mr. Mobley received the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matters presented at the annual meeting and therefore was elected to serve as the Class III Director until the 2026 annual meeting of the registrant shareholders.

2)	Elected two Class I Directors to serve until the annual meeting in 2027 and their replacements are elected and qualified.

Class I Director Nominees	Votes For	Votes Withheld
Douglas Coape-Arnold	4,280,672	2,965,939
Marcel Herbst	4,285,051	2,959,560

Mr. Coape-Arnold and Mr. Herbst both received the affirmative votes of the holders of a plurality of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matters presented at the annual meeting and therefore were elected to serve as Class I Directors until the 2027 annual meeting of the registrant shareholders.

3)	Ratification of a proposal to approve the possible engagement of Assurance Dimensions as the Company’s independent registered public accounting firm for the year ended December 31, 2024.

Voted For	Votes Against	Abstentions
9,399,202	490,367	2,702,982

Assurance Dimensions received the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matters presented at the annual meeting and therefore their possible appointment as independent registered public accounting firm for 2024 was ratified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2024

NOBLE ROMAN’S, INC.

By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and
Chief Financial Officer

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